UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The Great Train Store Company                     Case No. 00-01301 (RRM)
       Debtor                                           Reporting Period: Apr-00

MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief

Certificates of insurance must name United States Trustees as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of Debtor, the case number, and the designation "Debtor in Possession" Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

                                                 Document            Explanation
REQUIRED DOCUMENTS                               Attached              Attached
--------------------------------------------------------------------------------
12-Month Cash Flow Projection (Form IR-1)          N/A
--------------------------------------------------------------------------------
Certificates of Insurance:
--------------------------------------------------------------------------------
Workers Compensation                               N/A
--------------------------------------------------------------------------------
Property                                           N/A
--------------------------------------------------------------------------------
General Liability                                  N/A
--------------------------------------------------------------------------------

Vehicle                                            N/A
--------------------------------------------------------------------------------
Other:________________                             N/A
--------------------------------------------------------------------------------
Evidence of Debtor in Possession Bank Accounts
--------------------------------------------------------------------------------
Tax Escrow Account                                 N/A
--------------------------------------------------------------------------------
General Operating Account                          N/A
--------------------------------------------------------------------------------
Other: Expense & A/P Trade Account                 N/A
--------------------------------------------------------------------------------
Other: Concentration Account                       N/A
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Debtor

                                       5/19/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual

* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The Great Train Store Company                       Case No.00-1301 (RRM)
       Debtor

CASH FLOW PROJECTIONS FOR THE 12 MONTH PERIOD: ___________________________ through __________________________


                  Month    Month    Month    Month    Month    Month    Month    Month    Month    Month    Month    Total
              -------------------------------------------------------------------------------------------------------------
Cash Beginning
of Month
---------------------------------------------------------------------------------------------------------------------------
RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
CASH SALES
---------------------------------------------------------------------------------------------------------------------------
ACCOUNTS
RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------
LOANS AND
ADVANCES
---------------------------------------------------------------------------------------------------------------------------
SALE OF
ASSETS
---------------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
TOTAL
RECEIPTS
---------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
NET PAYROLL
---------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
---------------------------------------------------------------------------------------------------------------------------
SALES, USE,
AND OTHER
TAXES
---------------------------------------------------------------------------------------------------------------------------
INVENTORY
PURCHASES
---------------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/
LEASES
---------------------------------------------------------------------------------------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE
& SELLING
---------------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------

PROFESSIONAL
FEES
---------------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE
FEES
---------------------------------------------------------------------------------------------------------------------------
COURT COSTS
---------------------------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------

NET CASH FLOW
(RECEIPTS
LESS
DISBURSEMNTS)
---------------------------------------------------------------------------------------------------------------------------
Cash End of
Month
---------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The Great Train Store Company                     Case No. 00-01301 (RRM)
       Debtor                                           Reporting Period: Apr-00

                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                      Document      Explanation
REQUIRED DOCUMENTS                      Form No.      Attached        Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts
and Disbursements                        MOR-1        Attached
--------------------------------------------------------------------------------
Bank Reconciliation (or
copies of Debtor's bank
reconciliations)                   MOR-1(CONT)        Attached
--------------------------------------------------------------------------------
Copies of bank statements                             Attached
--------------------------------------------------------------------------------
Cash disbursements journals                                N/A
--------------------------------------------------------------------------------
Statement of Operations                 MOR-2         Attached
--------------------------------------------------------------------------------
Balance Sheet                           MOR-3         Attached
--------------------------------------------------------------------------------
Status of Postpetition Taxes            MOR-4              N/A
--------------------------------------------------------------------------------
Copies of IRS Form 6123
or payment receipt                                         N/A
--------------------------------------------------------------------------------
Copies of tax returns filed
during reporting period                                    N/A
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition
Debts                                   MOR-4              N/A
--------------------------------------------------------------------------------
Listing of aged accounts payable                           N/A
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation
and Aging                               MOR-5              N/A
--------------------------------------------------------------------------------
Debtor Questionnaire                    MOR-5         Included
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Debtor

                                       5/19/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The Great Train Store Company                    Case No.  00-01301 (RRM)
       Debtor                                        Reporting Period:    Jan-00


                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                                                    CUMULATIVE FILING TO DATE
--------------------------------------------------------------------------------------------------------------
                  Merrill Lynch                                 ACTUAL     PROJECTED    ACTUAL   PROJECTED
--------------------------------------------------------------------------------------------------------------
CASH BEGINNING
OF MONTH                798.31       -       -       -            798.31
----------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------
CASH SALES                                                             -
----------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE                                                    -
----------------------------------------------------------------------------------------------------------
LOANS AND ADVANCES                                                     -
----------------------------------------------------------------------------------------------------------
SALE OF ASSETS                                                         -
----------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)       5.18                                      5.18
----------------------------------------------------------------------------------------------------------
TRANSFERS
(FROM DIP ACCTS)                                                       -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS            5.18       -       -       -              5.18
----------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
NET PAYROLL                                                            -
----------------------------------------------------------------------------------------------------------
PAYROLL TAXES                                                          -
----------------------------------------------------------------------------------------------------------
SALES, USE &
OTHER TAXES                                                            -
----------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                                                    -
----------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                                                  -
----------------------------------------------------------------------------------------------------------
INSURANCE                                                              -
----------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                                                         -
----------------------------------------------------------------------------------------------------------
SELLING                                                                -
----------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)                -                                         -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
OWNER DRAW*                                                            -
----------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                                               -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                                      -
----------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                                            -
----------------------------------------------------------------------------------------------------------
COURT COSTS                                                            -
----------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS                -       -       -       -                 -
----------------------------------------------------------------------------------------------------------
NET CASH FLOW             5.18       -       -       -              5.18
(RECEIPTS LESS
DISBURSEMENTS)
----------------------------------------------------------------------------------------------------------
CASH - END
OF MONTH                803.49       -       -       -            803.49
----------------------------------------------------------------------------------------------------------


                    THE FOLLOWING SECTION MUST BE COMPLETED

              DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY
                    FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                      -
----------------------------------------------------------------------------------------------------------
LESS: TRANSFERS TO DEBTOR IN POSSESSION                                                                  -
ACCOUNTS
----------------------------------------------------------------------------------------------------------
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE                                                               -
SOURCES (ie from escrow accounts)
----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S.                                                                 -
TRUSTEE QUARTERLY FEES                                                          --------------------------


In re: The Great Train Store Company                     Case No. 00-01301 (RRM)
       Debtor                                       Reporting Period:     Apr-00

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliations may be substituted for this page

                                    Merrill
                                     Lynch
--------------------------------------------------------------------------------
BALANCE PER BOOKS                     933.31          -         -          -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                          803.31          -         -          -
--------------------------------------------------------------------------------
(+) DEPOSITS IN TRANSIT                    -                    -
--------------------------------------------------------------------------------
(-) OUTSTANDING CHECKS                     -                    -
--------------------------------------------------------------------------------
OTHER                                 130.00          -         -
--------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                 933.31          -         -          -
--------------------------------------------------------------------------------
*Adjusted Bank Balance must                -
equal balance per books
--------------------------------------------------------------------------------
DEPOSITS
IN TRANSIT   Date    Amount   Date    Amount    Date      Amount    Date  Amount
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
CHECKS
OUTSTANDING   Ch#    Amount    Ch#    Amount     Ch#      Amount     Ch#  Amount
           ---------------------------------------------------------------------
                                                 List
                                                 Attached
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

OTHER: Transfer will be booked in March 2000.
________________________________________________________________________________
________________________________________________________________________________

In re: The Great Train Store Company                     Case No: 00-01301 (RRM)
       Debtor                                       Reporting Period: April 2000

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                                                    Cumulative
REVENUES                                              Month       Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                          -                 -
--------------------------------------------------------------------------------
Less: Returns and Allowances                            -                 -
--------------------------------------------------------------------------------
Net Revenue                                             -                 -
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                                     -                 -
--------------------------------------------------------------------------------
Add: Purchases                                          -                 -
--------------------------------------------------------------------------------
Add: Cost of Labor                                      -                 -
--------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                      -                 -
--------------------------------------------------------------------------------
Less: Ending Inventory                                  -                 -
--------------------------------------------------------------------------------
Cost of Goods Sold                                      -                 -
--------------------------------------------------------------------------------
Gross Profit                                            -                 -
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                             -                 -
--------------------------------------------------------------------------------
Auto and Truck Expense                                                    -
--------------------------------------------------------------------------------
Bad Debts                                                                 -
--------------------------------------------------------------------------------
Contributions                                                             -
--------------------------------------------------------------------------------
Employee Benefits Program                               -                 -
--------------------------------------------------------------------------------
Insider Compensation*                                   -                 -
--------------------------------------------------------------------------------
Insurance                                               -                 -
--------------------------------------------------------------------------------
Management Fees/Bonuses
--------------------------------------------------------------------------------
Office Expense                                                            -
--------------------------------------------------------------------------------
Pension and Profit-Sharing Plans                                          -
--------------------------------------------------------------------------------
Repairs and Maintenance                                 -                 -
--------------------------------------------------------------------------------
Rent and Lease Expense                                  -                 -
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                               -                 -
--------------------------------------------------------------------------------
Supplies                                                -                 -
--------------------------------------------------------------------------------
Taxes - Payroll                                         -                 -
--------------------------------------------------------------------------------
Taxes - Real Estate                                     -                 -
--------------------------------------------------------------------------------
Taxes - Other                                           -                 -
--------------------------------------------------------------------------------
Travel and Entertainment                                -                 -
--------------------------------------------------------------------------------
Utilities                                               -                 -
--------------------------------------------------------------------------------
Other (attach schedule)                                 -                 -
--------------------------------------------------------------------------------
Total Operating Expenses
Before Depreciation                                     -                 -
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     -                 -
--------------------------------------------------------------------------------
Net Profit (Loss) Before
Other Income & Expenses                                 -                 -
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                 114,972.00        255,388.88
--------------------------------------------------------------------------------
Interest Expense                                        -                 -
--------------------------------------------------------------------------------
Other Expense (attach schedule)                         -                 -
--------------------------------------------------------------------------------

REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                       -                 -
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                               -
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from
Chapter 11 (see continuation sheet)                                       -
--------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                      -                 -
--------------------------------------------------------------------------------
Other Reorganization Expenses
(attach schedule)                                       -                 -
--------------------------------------------------------------------------------
Total Reorganization Expenses                           -                 -
--------------------------------------------------------------------------------
Income Taxes                                            -                 -
--------------------------------------------------------------------------------
Net Profit (Loss)                              114,972.00        255,388.88
--------------------------------------------------------------------------------

In re: The Great Train Store Company                     Case No: 00-01301 (RRM)
       Debtor                                      Reporting Period:  April 2000

                  STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER ACTIVITY                             MONTH        CUMULATIVE
--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Operational Expenses
--------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
                                                          -                  -
-------------------------------------------------------------------------------
Total                                                     -                  -
-------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------
Intercompany - License Fee                        114,972.00         255,388.88
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total                                             114,972.00         255,388.88
-------------------------------------------------------------------------------
Other Expense
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re: The Great Train Store Company                    Case No: 00-01301 (RRM)
       Debtor                                     Reporting Period:  April 2000

                                  BALANCE SHEET

ASSETS                           BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents               798.31               504,651.73
--------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
(see continuation sheet)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                           -                         -
--------------------------------------------------------------------------------
Notes Receivable
--------------------------------------------------------------------------------
Inventories                                         -                         -
--------------------------------------------------------------------------------
Prepaid Expenses
--------------------------------------------------------------------------------
Professional Retainers                              -                         -
--------------------------------------------------------------------------------
Other Current Assets (attach schedule)
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           798.31                504,651.73
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
Real Property and Improvements                      -                         -
--------------------------------------------------------------------------------
Machinery and Equipment
--------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment            -                         -
--------------------------------------------------------------------------------
Leasehold Improvements
--------------------------------------------------------------------------------
Vehicles
--------------------------------------------------------------------------------
Less Accumulated Depreciation                       -                         -
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                        -                         -
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Loans to Insiders *
--------------------------------------------------------------------------------
Other Assets (attach schedule)          20,189,432.64             19,430,190.34
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                      20,189,432.64             19,430,190.34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL ASSETS                            20,190,230.95             19,934,842.07
--------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY    BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)
--------------------------------------------------------------------------------
Merchandise Payable
--------------------------------------------------------------------------------
Accounts Payable
--------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)
--------------------------------------------------------------------------------
Wages Payable
--------------------------------------------------------------------------------
Notes Payable
--------------------------------------------------------------------------------
Rent/Leases - Building/Equipment
--------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments
--------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------
Amounts Due to Insiders*
--------------------------------------------------------------------------------
Other Postpetition Liabilities
(attach schedule)                          (87,170.00)               (87,170.00)
--------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES             (87,170.00)               (87,170.00)
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
--------------------------------------------------------------------------------
Secured Debt
--------------------------------------------------------------------------------
Priority Debt                            2,942,328.00              2,942,328.00
--------------------------------------------------------------------------------
Unsecured Debt
--------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES           2,942,328.00              2,942,328.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES                        2,855,158.00              2,855,158.00
--------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------
Capital Stock                               45,212.73                 45,212.73
--------------------------------------------------------------------------------
Additional Paid-In Capital              10,453,405.90             10,453,405.90
--------------------------------------------------------------------------------
Partners' Capital Account                   94,119.00                 94,119.00
--------------------------------------------------------------------------------
Owner's Equity Account
--------------------------------------------------------------------------------
Retained Earnings - Pre-Petition         6,486,946.44              6,486,946.44
--------------------------------------------------------------------------------
Retained Earnings - Postpetition           255,388.88
--------------------------------------------------------------------------------
Adjustments to Owner Equity
(attach schedule)
--------------------------------------------------------------------------------
NET OWNER EQUITY                        17,335,072.95             17,079,684.07
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY    20,190,230.95             19,934,842.07
--------------------------------------------------------------------------------

In re: The Great Train Store Company                    Case No: 00-01301 (RRM)
       Debtor                                     Reporting Period:  April 2000

                       Balance Sheet - continuation sheet

                            Book Value at end of                   Book Value
     Assets               Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Current Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Assets
--------------------------------------------------------------------------------
Intercompany                 9,370,184.44                       8,866,331.02
--------------------------------------------------------------------------------
Intercompany Advances
to TGTS Partners              (872,615.09)                       (872,615.09)
--------------------------------------------------------------------------------
Intercompany License
Fee Receivable               9,005,978.81                       8,750,589.93
--------------------------------------------------------------------------------
Intercompany Investment
in TGTS Partners             3,823,270.22                       3,823,270.22
--------------------------------------------------------------------------------
Intercompany Investment
in GTS Partner, Inc.        (1,137,318.78)                     (1,137,318.78)
--------------------------------------------------------------------------------
Other                              (66.96)                            (66.96)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            20,189,432.64                      19,430,190.34
--------------------------------------------------------------------------------
Liabilities and             Book Value at end of                  Book Value
Owners Equity             Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Postpetition
Liabilities
--------------------------------------------------------------------------------
Intercompany                  (100,000.00)                       (100,000.00)
--------------------------------------------------------------------------------
Other                           12,830.00                          12,830.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                          (87,170.00)                        (87,170.00)
--------------------------------------------------------------------------------
Adjustments to
Owner's Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Postpetition Contributions
(Distributions) (Draws)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In re: The Great Train Store Company                     Case No: 00-01301 (RRM)
       Debtor                                       Reporting Period: April 2000

                          STATUS OF POSTPETITION TAXES

               Beginning      Amount                                     Ending
                  Tax      Withheld or  Amount     Date   Check No.        Tax
               Liability     Accrued    Paid      Paid     or EFT      Liability
--------------------------------------------------------------------------------
Federal
--------------------------------------------------------------------------------
Withholding         -          -         -                                  -
--------------------------------------------------------------------------------
FICA-Employee       -          -         -                                  -
--------------------------------------------------------------------------------
FICA-Employer       -          -         -                                  -
--------------------------------------------------------------------------------
Unemployment        -          -         -                                  -
--------------------------------------------------------------------------------
Income              -          -         -                                  -
--------------------------------------------------------------------------------
Other:
_____________       -          -         -                                  -
--------------------------------------------------------------------------------
Total Federal
Taxes               -          -         -                                  -
--------------------------------------------------------------------------------

State and Local
--------------------------------------------------------------------------------
Withholding          -         -          -                                 -
--------------------------------------------------------------------------------
Sales                -         -          -                                 -
--------------------------------------------------------------------------------
Excise               -         -          -                                 -
--------------------------------------------------------------------------------
Unemployment         -         -          -                                 -
--------------------------------------------------------------------------------
Real Property        -         -          -                                 -
--------------------------------------------------------------------------------
Personal Property    -         -          -                                 -
--------------------------------------------------------------------------------
Other:
_____________        -         -          -                                 -
--------------------------------------------------------------------------------
Total State and
Local Taxes          -         -          -                                 -
--------------------------------------------------------------------------------
Total Taxes          -         -          -                                 -
--------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                             Number of Days Past Due

                      Current    0-30     31-60     61-90    Over 90     Total
--------------------------------------------------------------------------------
Accounts Payable         -                                                 -
--------------------------------------------------------------------------------

Wages Payable            -                                                 -
--------------------------------------------------------------------------------
Taxes Payable            -                                                 -
--------------------------------------------------------------------------------
Rent/Leases-
Building                 -         -                                       -
--------------------------------------------------------------------------------
Rent/Leases-
Equipment                -                                                 -
--------------------------------------------------------------------------------
Secured Debt/
Adequate
Protection
Payments                 -                                                 -
--------------------------------------------------------------------------------
Professional Fees        -                                                 -
--------------------------------------------------------------------------------
Amounts Due to
Insiders*                -                                                 -
--------------------------------------------------------------------------------
Other: Interest on
Tandem Warrants          -                                                 -
--------------------------------------------------------------------------------
Other:
______________           -                                                 -
--------------------------------------------------------------------------------
Total Postpetition
Debts                    -         -          -        -         -         -
--------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts

In Re: The Great Train Store Company                     Case No: 00-01301 (RRM)
       Debtor                                       Reporting Period: April 2000


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


     Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the
beginning of the reporting period                                           -
--------------------------------------------------------------------------------
Add: Amounts billed during the period                                       -
--------------------------------------------------------------------------------
Less: Amounts collected during the period                                   -
--------------------------------------------------------------------------------
Total Accounts Receivable at the
end of the reporting period                                                 -
--------------------------------------------------------------------------------

     Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0-30 days old                                                              -
--------------------------------------------------------------------------------
31-60 days old                                                             -
--------------------------------------------------------------------------------
61-90 days old
--------------------------------------------------------------------------------
Total Accounts Receivable                                                  -
------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt)
------------------------------------------------------------------------------
Accounts Receivable (Net)                                                  -
------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the                     No
    normal course of business this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other                     No*
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?        Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and             N/A
    other necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------

* The court approved the use of already existing bank accounts, so all bank accounts used were "Debtor in Possesson" accounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The Great Train Store Partners, L.P.              Case No. 00-01302 (RRM)
       Debtor                                           Reporting Period: Apr-00

MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief

Certificates of insurance must name United States Trustees as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of Debtor, the case number, and the designation "Debtor in Possession" Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

                                                 Document            Explanation
REQUIRED DOCUMENTS                              Attached               Attached
--------------------------------------------------------------------------------
12-Month Cash Flow Projection (Form IR-1)          N/A
--------------------------------------------------------------------------------
Certificates of Insurance:
--------------------------------------------------------------------------------
Workers Compensation                             Included
--------------------------------------------------------------------------------
Property                                         Included
--------------------------------------------------------------------------------
General Liability                                Included
--------------------------------------------------------------------------------

Vehicle                                          Included
--------------------------------------------------------------------------------
Other:________________
--------------------------------------------------------------------------------
Evidence of Debtor in Possession Bank Accounts
--------------------------------------------------------------------------------
Tax Escrow Account
--------------------------------------------------------------------------------
General Operating Account                        Included
--------------------------------------------------------------------------------
Other: Expense & A/P Trade Account               Included
--------------------------------------------------------------------------------
Other: Concentration Account                     Included
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



GTS PARTNER, INC.
By Cheryl A. Taylor, Vice President    5/19/2000
-------------------------------------- Date
Signature of Debtor

                                       5/19/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The Great Train Store Partners, L.P.              Case No. 00-01302 (RRM)
       Debtor

Explanation:

Debtor has not prepared a 12 month Cash Flow at this time.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The Great Train Store Partners, L.P.              Case No. 00-01302 (RRM)
       Debtor                                           Reporting Period: Apr-00


                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                      Form No.      Document      Explanation
                                                      Attached        Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts
and Disbursements                        MOR-1        Attached
--------------------------------------------------------------------------------
Bank Reconciliation (or
copies of Debtor's bank
reconciliations)                   MOR-1(CONT)        Attached
--------------------------------------------------------------------------------
Copies of bank statements                             Attached
--------------------------------------------------------------------------------
Cash disbursements journals                           Attached
--------------------------------------------------------------------------------
Statement of Operations                 MOR-2         Attached
--------------------------------------------------------------------------------
Balance Sheet                           MOR-3         Attached
--------------------------------------------------------------------------------
Status of Postpetition Taxes            MOR-4         Attached
--------------------------------------------------------------------------------
Copies of IRS Form 6123
or payment receipt
--------------------------------------------------------------------------------
Copies of tax returns filed
during reporting period
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition
Debts                                   MOR-4          Attached
--------------------------------------------------------------------------------
Listing of aged accounts payable
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation
and Aging                               MOR-5           Attached
--------------------------------------------------------------------------------
Debtor Questionnaire                    MOR-5           Attached
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


GTS PARTNER, INC.
By Cheryl A. Taylor, Vice President    5/19/2000
-------------------------------------- Date
Signature of Debtor

                                       5/19/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The Great Train Store Partners, L.P.             Case No.  00-01302 (RRM)
       Debtor                                        Reporting Period:    Apr-00

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                                                          CUMULATIVE FILING TO DATE
---------------------------------------------------------------------------------------------------------------------
                    OPER.       A/P TRADE    EXPENSE   CONCENTRATION       ACTUAL     PROJECTED    ACTUAL   PROJECTED
---------------------------------------------------------------------------------------------------------------------
CASH BEGINNING
OF MONTH            7,727.43    6,085.80     43,835.54       87,538.32    145,187.09              474,030.18
---------------------------------------------------------------------------------------------------------------------
RECEIPTS
---------------------------------------------------------------------------------------------------------------------
CASH SALES                                                2,058,168.66  2,058,168.66            4,643,856.07
---------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE                                                               -                        -
---------------------------------------------------------------------------------------------------------------------
LOANS AND
ADVANCES        1,014,305.49   31,581.01    845,545.13                  1,891,431.63            4,838,208.61
---------------------------------------------------------------------------------------------------------------------
SALE OF ASSETS                                                                    -
---------------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                                               -
---------------------------------------------------------------------------------------------------------------------
TRANSFERS
(FROM DIP ACCTS)                                                                  -
---------------------------------------------------------------------------------------------------------------------
                                                                                  -
---------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS  1,014,305.49   31,581.01    845,545.13    2,058,168.66  3,949,600.29            9,482,064.68
---------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------
NET PAYROLL       379,488.98                                             379,488.98               772,907.51
---------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES     150,637.10                                             150,637.10               312,493.21
---------------------------------------------------------------------------------------------------------------------
SALES, USE &
OTHER TAXES                                                                       -                        -
---------------------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                                                               -                        -
---------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                                                             -                        -
---------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                         -                        -
---------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                                                                    -                        -
---------------------------------------------------------------------------------------------------------------------
SELLING                                                                           -                        -
---------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)     490,906.84   32,037.01    835,373.27                 1,358,317.12             3,750,878.01
---------------------------------------------------------------------------------------------------------------------
                                                                                  -
---------------------------------------------------------------------------------------------------------------------
OWNER DRAW*                                                                       -
---------------------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                                 2,145,706.98  2,145,706.98             4,913,994.84
---------------------------------------------------------------------------------------------------------------------
                                                                                  -                        -
---------------------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                                                 -                        -
---------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                                                       -                        -
---------------------------------------------------------------------------------------------------------------------
COURT COSTS                                                                       -                        -
---------------------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS   1,021,032.92   32,037.01    835,373.27   2,145,706.98  4,034,150.18             9,750,273.57
---------------------------------------------------------------------------------------------------------------------
NET CASH FLOW
(RECEIPTS LESS
DISBURSEMENTS)     (6,727.43)    (456.00)    10,171.86     (87,538.32)   (84,549.89)             (268,208.89)
---------------------------------------------------------------------------------------------------------------------
CASH - END
OF MONTH            1,000.00    5,629.80     54,007.40              -     60,637.20               205,821.29
---------------------------------------------------------------------------------------------------------------------


                    THE FOLLOWING SECTION MUST BE COMPLETED

              DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY
                    FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
---------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                      4,034,150.18
---------------------------------------------------------------------------------------------------------------------
LESS: TRANSFERS TO DEBTOR IN POSSESSION
ACCOUNTS                                                                                                 2,145,706.98
---------------------------------------------------------------------------------------------------------------------
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE
SOURCES (ie. from escrow accounts)                                                                                  0
---------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S.                                                                 1,888,443.20
TRUSTEE QUARTERLY FEES                                                          -------------------------------------


In re: The Great Train Store Partners, L.P.              Case No. 00-01302 (RRM)
       Debtor                                       Reporting Period:     Apr-00

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliations may be substituted for this page

                             OPERATING   A/P TRADE     EXPENSE    CONCENTRATION
--------------------------------------------------------------------------------
BALANCE PER BOOKS                            -            -              -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                 -            -              -
--------------------------------------------------------------------------------
(+) DEPOSITS IN TRANSIT                                   -
--------------------------------------------------------------------------------
(-) OUTSTANDING CHECKS                                    -
--------------------------------------------------------------------------------
OTHER                                        -            -
--------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                        -            -              -
--------------------------------------------------------------------------------
*Adjusted Bank Balance must
equal balance per books
--------------------------------------------------------------------------------
DEPOSITS
IN TRANSIT   Date    Amount   Date    Amount    Date      Amount    Date  Amount
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
CHECKS
OUTSTANDING   Ch#    Amount    Ch#    Amount     Ch#      Amount     Ch#  Amount
           ---------------------------------------------------------------------
                                                 List
                                                 Attached
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

OTHER:
________________________________________________________________________________
________________________________________________________________________________

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                       Reporting Period: April 2000

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                                                    Cumulative
REVENUES                                          Month           Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                  1,981,988.63      4,316,074.44
--------------------------------------------------------------------------------
Less: Returns and Allowances                       85,495.80        191,892.25
--------------------------------------------------------------------------------
Net Revenue                                     1,896,492.83      4,124,182.19
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                             7,255,147.79     14,510,295.79
--------------------------------------------------------------------------------
Add: Purchases                                    651,006.50      1,417,841.69
--------------------------------------------------------------------------------
Add: Cost of Labor                                         -                 -
--------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                169,869.34      1,440,196.34
--------------------------------------------------------------------------------
Less: Ending Inventory                          7,170,302.99     15,165,269.99
--------------------------------------------------------------------------------
Cost of Goods Sold                                905,720.64      2,203,063.33
--------------------------------------------------------------------------------
Gross Profit                                      990,772.19      1,921,118.86
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                        27,022.25         31,866.88
--------------------------------------------------------------------------------
Auto and Truck Expense                                                       -
--------------------------------------------------------------------------------
Bad Debts                                                                    -
--------------------------------------------------------------------------------
Contributions                                                                -
--------------------------------------------------------------------------------
Employee Benefits Program                           23,567.10        43,128.16
--------------------------------------------------------------------------------
Insider Compensation*                               35,576.94        71,153.88
--------------------------------------------------------------------------------
Insurance                                            5,107.10        19,593.92
--------------------------------------------------------------------------------
Management Fees/Bonuses
--------------------------------------------------------------------------------
Office Expense                                                              -
--------------------------------------------------------------------------------
Pension and Profit-Sharing Plans                                            -
--------------------------------------------------------------------------------
Repairs and Maintenance                              3,913.53         5,287.56
--------------------------------------------------------------------------------
Rent and Lease Expense                              609,242.70    1,005,934.78
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                           458,775.05    1,065,202.35
--------------------------------------------------------------------------------
Supplies                                             18,439.58       36,660.78
--------------------------------------------------------------------------------
Taxes - Payroll                                      46,495.93      118,404.29
--------------------------------------------------------------------------------
Taxes - Real Estate                                                        -
--------------------------------------------------------------------------------
Taxes - Other                                         3,955.64        9,940.64
-------------------------------------------------------------------------------
Travel and Entertainment                             21,011.10       37,310.52
--------------------------------------------------------------------------------
Utilities                                            37,532.01       53,509.39
--------------------------------------------------------------------------------
Other (attach schedule)                             212,941.00      372,763.37
--------------------------------------------------------------------------------
Total Operating Expenses
Before Depreciation                               1,503,579.93    2,870,756.52
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                  82,021.21      178,885.38
--------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses   (594,828.95)  (1,128,523.04)
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                        1,843.14        3,638.30
--------------------------------------------------------------------------------
Interest Expense                                     24,401.62      126,657.32
--------------------------------------------------------------------------------
Other Expense (attach schedule)                     114,972.00      255,388.88
--------------------------------------------------------------------------------

REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                            -              -
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                 -
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from
Chapter 11 (see continuation sheet)                                         -
--------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                 (258,582.01)    (258,582.01)
--------------------------------------------------------------------------------
Other Reorganization Expenses
(attach schedule)                                            -               -
--------------------------------------------------------------------------------
Total Reorganization Expenses                                -               -
--------------------------------------------------------------------------------
Income Taxes                                                 -               -
--------------------------------------------------------------------------------
Net Profit (Loss)                                  (990,941.44)  (1,765,512.95)
--------------------------------------------------------------------------------

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                      Reporting Period:  April 2000

                  STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER ACTIVITY                        MONTH             CUMULATIVE
--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------
Freight                                           27,105.16          57,628.16
--------------------------------------------------------------------------------
Cash Discounts                                       (52.42)        (27,405.42)
--------------------------------------------------------------------------------
Train Repair                                         121.25           1,412.25
--------------------------------------------------------------------------------
Inventory Variation                               32,953.16          70,515.16
--------------------------------------------------------------------------------
Change in Prepaid Inventory                      (25,483.67)        362,087.33
--------------------------------------------------------------------------------
Change in Transfers in transit                    (3,687.73)        (22,178.73)
--------------------------------------------------------------------------------
Change in Inventory Adjustments                  (69,463.39)        785,467.61
--------------------------------------------------------------------------------
Change in Accrued Shrink                         (32,953.16)        (72,391.16)
--------------------------------------------------------------------------------
Change in Def. Allowance                          (1,987.71)         (6,740.71)
--------------------------------------------------------------------------------
Change in Reserve                                242,704.18         242,704.18
--------------------------------------------------------------------------------
Returns                                          (55,642.22)        (55,642.22)
--------------------------------------------------------------------------------
Change in A/P POD                                 56,255.89         104,649.89
--------------------------------------------------------------------------------
Total                                            169,869.34       1,440,106.34
--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------
Bad Check Expense                                    478.70             (36.91)
--------------------------------------------------------------------------------
Board Meeting                                      5,000.00
--------------------------------------------------------------------------------
Credit Card Charges                               28,636.41          59,247.21
--------------------------------------------------------------------------------
Cash Over/Short                                    1,021.36           4,510.06
--------------------------------------------------------------------------------
Casual Labor                                         188.00             188.00
--------------------------------------------------------------------------------
Consulting Fees                                    2,371.25          10,094.77
--------------------------------------------------------------------------------
Computer Processing                                4,814.82           6,314.82
--------------------------------------------------------------------------------
Licenses and Permits                               7,187.08           7,782.08
--------------------------------------------------------------------------------
Postage                                           22,779.35          60,452.52
--------------------------------------------------------------------------------
Public Co. Expense                                    70.07              70.07
--------------------------------------------------------------------------------
Satellite Office                                   3,800.00           7,600.00
--------------------------------------------------------------------------------
Service Charges                                  105,739.43         132,769.07
--------------------------------------------------------------------------------
Wrap and Pack                                             -          20,776.70
--------------------------------------------------------------------------------
Relocation                                         8,384.20          12,594.27
--------------------------------------------------------------------------------
Personnel Advertising                              2,838.31           5,371.22
--------------------------------------------------------------------------------
Telephone                                         19,663.00          30,005.52
--------------------------------------------------------------------------------
Legal                                                     -          17,152.44
--------------------------------------------------------------------------------
Misc. Exp.                                           (30.98)         (7,128.47)
--------------------------------------------------------------------------------
Total                                            212,941.00         372,763.37
--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------
Sales Tax Discount                                 1,143.94           2,094.15
--------------------------------------------------------------------------------
Interest Income                                        5.21             155.21
--------------------------------------------------------------------------------
Other Income                                         693.99           1,388.94
--------------------------------------------------------------------------------
                                                          -                  -
--------------------------------------------------------------------------------
Total                                              1,843.14           3,638.30
-------------------------------------------------------------------------------

Other Expense
-------------------------------------------------------------------------------
Intercompany - License Fee                       114,972.00         255,388.88
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                     Reporting Period:  April 2000

                                  BALANCE SHEET

ASSETS                           BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents            (396,147.32)           350,140.77
--------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
(see continuation sheet)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                      86,607.77             68,872.67
--------------------------------------------------------------------------------
Notes Receivable
--------------------------------------------------------------------------------
Inventories                                 7,170,302.99          7,210,202.06
--------------------------------------------------------------------------------
Prepaid Expenses
--------------------------------------------------------------------------------
Professional Retainers                                                       -
--------------------------------------------------------------------------------
Other Current Assets (attach schedule)
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                        6,860,763.44          7,629,215.50
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
Real Property and Improvements              5,101,656.03          5,484,908.96
--------------------------------------------------------------------------------
Machinery and Equipment                                -
--------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment    3,289,567.50          3,459,836.11
--------------------------------------------------------------------------------
Leasehold Improvements                                 -
--------------------------------------------------------------------------------
Vehicles                                               -
--------------------------------------------------------------------------------
Less Accumulated Depreciation               3,745,760.02          3,890,914.43
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                4,645,463.51          5,053,830.64
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Loans to Insiders *
--------------------------------------------------------------------------------
Other Assets (attach schedule)              1,080,407.91            579,726.72
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          1,080,407.91            579,726.72
--------------------------------------------------------------------------------
TOTAL ASSETS                               12,586,634.86         13,262,772.86
--------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY    BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)
--------------------------------------------------------------------------------
Merchandise Payable                            10,326.91
--------------------------------------------------------------------------------
Accounts Payable                               25,278.94            517,821.08
--------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)           122,873.19            135,314.56
--------------------------------------------------------------------------------
Wages Payable                                  80,128.47            245,761.18
--------------------------------------------------------------------------------
Notes Payable                                 282,022.38            312,825.81
--------------------------------------------------------------------------------
Rent/Leases - Building/Equipment
--------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments   3,950,731.92          3,642,084.38
--------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------
Amounts Due to Insiders*
--------------------------------------------------------------------------------
Other Postpetition Liabilities             18,535,389.54         18,248,391.83
(attach schedule)
--------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES             23,006,751.35         23,102,198.84
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
--------------------------------------------------------------------------------
Secured Debt                                         -                     -
--------------------------------------------------------------------------------
Priority Debt
--------------------------------------------------------------------------------
Unsecured Debt                              4,153,228.83         2,931,820.57
--------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES              4,153,228.83         2,931,820.57
--------------------------------------------------------------------------------
TOTAL LIABILITIES                          27,159,980.18        26,034,019.41
--------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------
Capital Stock
--------------------------------------------------------------------------------
Additional Paid-In Capital
--------------------------------------------------------------------------------
Partners' Capital Account                 (10,807,323.52)      (10,807,323.52)
--------------------------------------------------------------------------------
Owner's Equity Account                                 -
--------------------------------------------------------------------------------
Retained Earnings - Pre-Petition           (1,963,923.03)       (1,963,923.03)
--------------------------------------------------------------------------------
Retained Earnings - Postpetition           (1,802,098.77)
--------------------------------------------------------------------------------
Adjustments to Owner Equity
(attach schedule)
--------------------------------------------------------------------------------
NET OWNER EQUITY                          (14,573,345.32)      (12,771,246.55)
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY       12,586,634.86        13,262,772.86
--------------------------------------------------------------------------------

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                     Reporting Period:  April 2000

                       Balance Sheet - continuation sheet

                                 Book Value at end of              Book Value
     Assets                    Current Reporting Month         on Petition Date
--------------------------------------------------------------------------------
Other Current Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Assets
--------------------------------------------------------------------------------
Professional Retainers                 435,100.00
--------------------------------------------------------------------------------
Committee Funds                         80,000.00
--------------------------------------------------------------------------------
Deposits                                28,124.04                    28,124.04
--------------------------------------------------------------------------------
Wrap and Pack                           41,784.92                    47,610.65
--------------------------------------------------------------------------------
Prepaid Financing Tandem               124,184.08                   135,875.84
--------------------------------------------------------------------------------
Prepaid Financing Paragon              172,848.27                   180,629.05
--------------------------------------------------------------------------------
Lease Negotiation Costs - Stores       167,102.49                   187,487.14
--------------------------------------------------------------------------------
Debt Issuance Costs                     31,264.11
--------------------------------------------------------------------------------
Total                                1,080,407.91                   579,726.72
--------------------------------------------------------------------------------

Liabilities and             Book Value at end of                  Book Value
Owners Equity             Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Postpetition
Liabilities
--------------------------------------------------------------------------------
Gift Certificates Issued               138,418.80                   158,520.20
--------------------------------------------------------------------------------
Straight Lined Rent                  1,277,728.52                 1,247,153.67
--------------------------------------------------------------------------------
Note Payable - License Fee           8,615,694.81                 8,360,305.93
--------------------------------------------------------------------------------
Intercompany                         8,483,933.93                 8,483,933.93
--------------------------------------------------------------------------------
Fixture Sale Payable                    19,613.48
--------------------------------------------------------------------------------
Other                                           -                    (1,521.90)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                               18,535,389.54                18,248,391.83
--------------------------------------------------------------------------------
Adjustments to
Owner's Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Postpetition Contributions
(Distributions) (Draws)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                       Reporting Period: April 2000

                          STATUS OF POSTPETITION TAXES

               Beginning      Amount                                     Ending
                  Tax      Withheld or    Amount   Date   Check No.        Tax
               Liability     Accrued      Paid     Paid    or EFT      Liability
--------------------------------------------------------------------------------
Federal
--------------------------------------------------------------------------------
Withholding    14,804.20            -   14,804.20  4/14/00&   EFT         (0.00)
                                                   4/28/00
--------------------------------------------------------------------------------
FICA-Employee   7,900.79            -    7,900.79  4/14/00&   EFT             -
                                                   4/28/00
--------------------------------------------------------------------------------
FICA-Employer   7,900.76            -    7,900.76  4/14/00&   EFT          0.00
                                                   4/28/00
--------------------------------------------------------------------------------
Unemployment      742.09            -      742.09  4/14/00&   EFT          0.00
                                                   4/28/00
--------------------------------------------------------------------------------
Income                 -            -           -                             -

--------------------------------------------------------------------------------
Other:
_____________   1,847.76            -    1,847.76  4/14/00&   EFT             -
                                                   4/28/00
--------------------------------------------------------------------------------
Total Federal
Taxes          33,195.60            -   33,195.60  4/14/00&   EFT          0.00
                                                   4/28/00
--------------------------------------------------------------------------------

State and Local
--------------------------------------------------------------------------------
Withholding     2,713.52            -    2,713.52  4/14/00&   EFT          0.00
                                                   4/28/00
--------------------------------------------------------------------------------
Sales          164,455.59  122,873.19  164,455.59  4/15/00&  Check*  122,873.19
                                                   4/20/00
--------------------------------------------------------------------------------
Excise                  -           -           -                             -
--------------------------------------------------------------------------------
Unemployment     2,125.82           -    2,125.82  4/14/00&   EFT         (0.00)
                                                   4/28/00
--------------------------------------------------------------------------------
Real Property           -           -           -                             -
--------------------------------------------------------------------------------
Personal
Property                -           -           -                             -
--------------------------------------------------------------------------------
Other:
_____________      193.56           -      193.56  4/14/00&   EFT          0.00
                                                   4/28/00
--------------------------------------------------------------------------------
Total State    169,488.49  122,873.19  169,488.49  4/14/00&   EFT    122,873.19
and Local Taxes                                    4/28/00

--------------------------------------------------------------------------------
Total Taxes    202,684.10  122,873.19  202,684.09             EFT    122,873.20
--------------------------------------------------------------------------------

*  List Attached

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                        Number of Days Past Due
                      ----------------------------------------------------------
                      Current    0-30     31-60     61-90    Over 90     Total
--------------------------------------------------------------------------------
Accounts Payable         -                                                 -
--------------------------------------------------------------------------------

Wages Payable            -                                                 -
--------------------------------------------------------------------------------
Taxes Payable            -                                                 -
--------------------------------------------------------------------------------
Rent/Leases-
Building                 -         -                                       -
--------------------------------------------------------------------------------
Rent/Leases-
Equipment                -                                                 -
--------------------------------------------------------------------------------
Secured Debt/
Adequate
Protection
Payments                 -                                                 -
--------------------------------------------------------------------------------
Professional Fees        -                                                 -
--------------------------------------------------------------------------------
Amounts Due to
Insiders*                -                                                 -
--------------------------------------------------------------------------------
Other: Interest on
Tandem Warrants          -                                                 -
--------------------------------------------------------------------------------
Other:
______________           -                                                 -
--------------------------------------------------------------------------------
Total Postpetition
Debts                    -          -          -        -       -          -
--------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts

In Re: The Great Train Store Partners, L.P.              Case No: 00-01302 (RRM)
       Debtor                                       Reporting Period: April 2000


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


     Accounts Receivable Reconciliation                                Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the
beginning of the reporting period                                     71,319.32
--------------------------------------------------------------------------------
Add: Amounts billed during the period                                 32,067.23
--------------------------------------------------------------------------------
Less: Amounts collected during the period                            (16,778.78)
--------------------------------------------------------------------------------
Total Accounts Receivable at the
end of the reporting period                                           86,607.77
--------------------------------------------------------------------------------

     Accounts Receivable Aging                                         Amount
--------------------------------------------------------------------------------
0-30 days old                                                         16,778.78
--------------------------------------------------------------------------------
31-60 days old                                                        20,573.99
--------------------------------------------------------------------------------
61-90 days old                                                        49,255.00
--------------------------------------------------------------------------------
Total Accounts Receivable                                             86,607.77
--------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                                             86,607.77
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the                     No
    normal course of business this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other                     No*
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?        Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and             Yes
    other necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------

* The court approved the use of already existing bank accounts, so all bank accounts used were "Debtor in Possesson" accounts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: Apr-00

                            MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief

Certificates of insurance must name United States Trustees as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of Debtor, the case number, and the designation "Debtor in Possession" Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

                                                 Document            Explanation
REQUIRED DOCUMENTS                               Attached              Attached
--------------------------------------------------------------------------------
12-Month Cash Flow Projection (Form IR-1)          N/A
--------------------------------------------------------------------------------
Certificates of Insurance:
--------------------------------------------------------------------------------
Workers Compensation                               N/A
--------------------------------------------------------------------------------
Property                                           N/A
--------------------------------------------------------------------------------
General Liability                                  N/A
--------------------------------------------------------------------------------

Vehicle                                            N/A
--------------------------------------------------------------------------------
Other:________________                             N/A
--------------------------------------------------------------------------------
Evidence of Debtor in Possession Bank Accounts
--------------------------------------------------------------------------------
Tax Escrow Account                                 N/A
--------------------------------------------------------------------------------
General Operating Account                          N/A
--------------------------------------------------------------------------------
Other: Expense & A/P Trade Account                 N/A
--------------------------------------------------------------------------------
Other: Concentration Account                       N/A
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Debtor

                                       5/19/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor


CASH FLOW PROJECTIONS FOR THE 12 MONTH PERIOD: ___________________________ through __________________________


                  Month    Month    Month    Month    Month    Month    Month    Month    Month    Month    Month    Total
              -------------------------------------------------------------------------------------------------------------
Cash Beginning
of Month
---------------------------------------------------------------------------------------------------------------------------
RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
CASH SALES
---------------------------------------------------------------------------------------------------------------------------
ACCOUNTS
RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------
LOANS AND
ADVANCES
---------------------------------------------------------------------------------------------------------------------------
SALE OF
ASSETS
---------------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
TOTAL
RECEIPTS

DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
NET PAYROLL
---------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
---------------------------------------------------------------------------------------------------------------------------
SALES, USE,
AND OTHER
TAXES
---------------------------------------------------------------------------------------------------------------------------
INVENTORY
PURCHASES
---------------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES
---------------------------------------------------------------------------------------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE
& SELLING
---------------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------

PROFESSIONAL
FEES
---------------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE
FEES
---------------------------------------------------------------------------------------------------------------------------
COURT COSTS
---------------------------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW
(RECEIPTS
LESS
DISBURSEMNTS)
---------------------------------------------------------------------------------------------------------------------------
Cash End of
Month
---------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: Apr-00


                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                      Form No.      Document      Explanation
                                                      Attached        Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts
and Disbursements                        MOR-1             N/A
--------------------------------------------------------------------------------
Bank Reconciliation (or
copies of Debtor's bank
reconciliations)                   MOR-1(CONT)             N/A
--------------------------------------------------------------------------------
Copies of bank statements                                  N/A
--------------------------------------------------------------------------------
Cash disbursements journals                                N/A
--------------------------------------------------------------------------------
Statement of Operations                 MOR-2              N/A
--------------------------------------------------------------------------------
Balance Sheet                           MOR-3         Included
--------------------------------------------------------------------------------
Status of Postpetition Taxes            MOR-4              N/A
--------------------------------------------------------------------------------
Copies of IRS Form 6123
or payment receipt                                         N/A
--------------------------------------------------------------------------------
Copies of tax returns filed
during reporting period                                    N/A
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition
Debts                                   MOR-4              N/A
--------------------------------------------------------------------------------
Listing of aged accounts payable                           N/A
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation
and Aging                               MOR-5              N/A
--------------------------------------------------------------------------------
Debtor Questionnaire                    MOR-5         Included
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Debtor

                                       5/19/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: Apr-00

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                                                    CUMULATIVE FILING TO DATE
--------------------------------------------------------------------------------------------------------------
                    OPER.   A/P TRADE  EXPENSE  CONCENTRATION    ACTUAL     PROJECTED    ACTUAL   PROJECTED
--------------------------------------------------------------------------------------------------------------
CASH BEGINNING
OF MONTH               -       -          -          -                 -
----------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------
CASH SALES                                                             -
----------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE                                                    -
----------------------------------------------------------------------------------------------------------
LOANS AND ADVANCES                                                     -
----------------------------------------------------------------------------------------------------------
SALE OF ASSETS                                                         -
----------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)
----------------------------------------------------------------------------------------------------------
TRANSFERS
(FROM DIP ACCTS)                                                       -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS         -       -          -          -                 -
----------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
NET PAYROLL                                                            -
----------------------------------------------------------------------------------------------------------
PAYROLL TAXES                                                          -
----------------------------------------------------------------------------------------------------------
SALES, USE &
OTHER TAXES                                                            -
----------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                                                    -
----------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                                                  -
----------------------------------------------------------------------------------------------------------
INSURANCE                                                              -
----------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                                                          -
----------------------------------------------------------------------------------------------------------
SELLING                                                                -
----------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
OWNER DRAW*                                                            -
----------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                                               -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                                      -
----------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                                            -
----------------------------------------------------------------------------------------------------------
COURT COSTS                                                            -
----------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS          -       -          -          -                 -
----------------------------------------------------------------------------------------------------------
NET CASH FLOW          -       -          -          -                 -
(RECEIPTS LESS
DISBURSEMENTS)
----------------------------------------------------------------------------------------------------------
CASH - END
OF MONTH               -       -          -          -                 -
----------------------------------------------------------------------------------------------------------


                    THE FOLLOWING SECTION MUST BE COMPLETED

              DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY
                    FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                      -
----------------------------------------------------------------------------------------------------------
LESS: TRANSFERS TO DEBTOR IN POSSESSION                                                                  -
ACCOUNTS
----------------------------------------------------------------------------------------------------------
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE                                                               -
SOURCES (ie. from escrow accounts)
----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S.                                                                 -
TRUSTEE QUARTERLY FEES                                                          --------------------------


In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                           Reporting Period: Apr-00


                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliations may be substituted for this page

                                    OPERATING  A/P TRADE  EXPENSE  CONCENTRATION
--------------------------------------------------------------------------------
BALANCE PER BOOKS                          -          -         -          -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE
--------------------------------------------------------------------------------
(+) DEPOSITS IN TRANSIT
--------------------------------------------------------------------------------
(-) OUTSTANDING CHECKS
--------------------------------------------------------------------------------
OTHER
--------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                      -          -         -          -
--------------------------------------------------------------------------------
*Adjusted Bank Balance must
equal balance per books
--------------------------------------------------------------------------------
DEPOSITS
IN TRANSIT   Date    Amount   Date    Amount    Date      Amount    Date  Amount
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
CHECKS
OUTSTANDING   Ch#    Amount    Ch#    Amount     Ch#      Amount     Ch#  Amount
           ---------------------------------------------------------------------
                                                 List
                                                 Attached
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

OTHER:
________________________________________________________________________________
________________________________________________________________________________

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                      Reporting Period: April 2000

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                                                    Cumulative
REVENUES                                               Month      Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                          -                 -
--------------------------------------------------------------------------------
Less: Returns and Allowances                            -                 -
--------------------------------------------------------------------------------
Net Revenue                                             -                 -
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                                     -                 -
--------------------------------------------------------------------------------
Add: Purchases                                          -                 -
--------------------------------------------------------------------------------
Add: Cost of Labor                                      -                 -
--------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                      -                 -
--------------------------------------------------------------------------------
Less: Ending Inventory                                  -                 -
--------------------------------------------------------------------------------
Cost of Goods Sold                                      -                 -
--------------------------------------------------------------------------------
Gross Profit                                            -                 -
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                             -                 -
--------------------------------------------------------------------------------
Auto and Truck Expense                                                    -
--------------------------------------------------------------------------------
Bad Debts                                                                 -
--------------------------------------------------------------------------------
Contributions                                                             -
--------------------------------------------------------------------------------
Employee Benefits Program                               -                 -
--------------------------------------------------------------------------------
Insider Compensation*                                   -                 -
--------------------------------------------------------------------------------
Insurance                                               -                 -
--------------------------------------------------------------------------------
Management Fees/Bonuses
--------------------------------------------------------------------------------
Office Expense                                                            -
--------------------------------------------------------------------------------
Pension and Profit-Sharing Plans                                          -
--------------------------------------------------------------------------------
Repairs and Maintenance                                 -                 -
--------------------------------------------------------------------------------
Rent and Lease Expense                                  -                 -
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                               -                 -
--------------------------------------------------------------------------------
Supplies                                                -                 -
--------------------------------------------------------------------------------
Taxes - Payroll                                         -                 -
--------------------------------------------------------------------------------
Taxes - Real Estate                                     -                 -
--------------------------------------------------------------------------------
Taxes - Other                                           -                 -
--------------------------------------------------------------------------------
Travel and Entertainment                                -                 -
--------------------------------------------------------------------------------
Utilities                                               -                 -
--------------------------------------------------------------------------------
Other (attach schedule)                                 -                 -
--------------------------------------------------------------------------------
Total Operating Expenses
Before Depreciation                                     -                 -
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     -                 -
--------------------------------------------------------------------------------
Profit (Loss) Before Other Income & Expenses            -                 -
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                          -                 -
--------------------------------------------------------------------------------
Interest Expense                                        -                 -
--------------------------------------------------------------------------------
Other Expense (attach schedule)                         -                 -
--------------------------------------------------------------------------------

REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                       -                 -
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                               -
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from
Chapter 11 (see continuation sheet)                                       -
--------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                      -                 -
--------------------------------------------------------------------------------
Other Reorganization Expenses
(attach schedule)                                       -                 -
--------------------------------------------------------------------------------
Total Reorganization Expenses                           -                 -
--------------------------------------------------------------------------------
Income Taxes                                            -                 -
--------------------------------------------------------------------------------
Net Profit (Loss)                                       -                 -
--------------------------------------------------------------------------------

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                       Reporting Period: April 2000


                  STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER ACTIVITY                             MONTH        CUMULATIVE
--------------------------------------------------------------------------------
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Operational Expenses
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total                                                     -                  -
-------------------------------------------------------------------------------
Other Income
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total                                                     -                  -
-------------------------------------------------------------------------------
Other Expense
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Reorganization Expenses
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                       Reporting Period: April 2000

                                  BALANCE SHEET

ASSETS                           BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH             PETITION DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                   -                         -
--------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
(see continuation sheet)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                           -                         -
--------------------------------------------------------------------------------
Notes Receivable
--------------------------------------------------------------------------------
Inventories                                         -                         -
--------------------------------------------------------------------------------
Prepaid Expenses                                    -
--------------------------------------------------------------------------------
Professional Retainers                              -                         -
--------------------------------------------------------------------------------
Other Current Assets (attach schedule)
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                -                         -
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
Real Property and Improvements                      -                         -
--------------------------------------------------------------------------------
Machinery and Equipment                                                       -
--------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment            -                         -
--------------------------------------------------------------------------------
Leasehold Improvements
--------------------------------------------------------------------------------
Vehicles
--------------------------------------------------------------------------------
Less Accumulated Depreciation                       -                         -
--------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                        -                         -
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Loans to Insiders *
--------------------------------------------------------------------------------
Other Assets (attach schedule)            (360,265.26)             (360,265.26)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                        (360,265.26)             (360,265.26)
--------------------------------------------------------------------------------
TOTAL ASSETS                              (360,265.26)             (360,265.26)
--------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY    BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)
--------------------------------------------------------------------------------
Merchandise Payable                                 -
--------------------------------------------------------------------------------
Accounts Payable                                    -                       -
--------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                 -                       -
--------------------------------------------------------------------------------
Wages Payable                                       -                       -
--------------------------------------------------------------------------------
Notes Payable                                       -                       -
--------------------------------------------------------------------------------
Rent/Leases - Building/Equipment
--------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments           -
--------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------
Amounts Due to Insiders*
--------------------------------------------------------------------------------
Other Postpetition Liabilities                      -                        -
(attach schedule)
--------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                      -                        -
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
--------------------------------------------------------------------------------
Secured Debt                                        -                        -
--------------------------------------------------------------------------------
Priority Debt
--------------------------------------------------------------------------------
Unsecured Debt                                      -                        -
--------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                      -                        -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES                                   -                        -
--------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------
Capital Stock                                  100.00                    100.00
--------------------------------------------------------------------------------
Additional Paid-In Capital
--------------------------------------------------------------------------------
Partners' Capital Account                           -                         -
--------------------------------------------------------------------------------
Owner's Equity Account                              -                         -
--------------------------------------------------------------------------------
Retained Earnings - Pre-Petition          (360,365.26)              (360,365.26)
--------------------------------------------------------------------------------
Retained Earnings - Postpetition                    -
--------------------------------------------------------------------------------
Adjustments to Owner Equity
(attach schedule)
--------------------------------------------------------------------------------
NET OWNER EQUITY                          (360,265.26)              (360,265.26)
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY      (360,265.26)              (360,265.26)
--------------------------------------------------------------------------------

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                       Reporting Period: April 2000


                       Balance Sheet - continuation sheet

                            Book Value at end of                   Book Value
     Assets               Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Current Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Assets
--------------------------------------------------------------------------------
Investment in TGTS Partners         (360,265.26)               (360,265.26)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                               (360,265.26)               (360,265.26)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Liabilities and             Book Value at end of                  Book Value
Owners Equity             Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Postpetition
Liabilities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                                           -                        -
--------------------------------------------------------------------------------
Adjustments to
Owner's Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Postpetition Contributions
(Distributions) (Draws)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                       Reporting Period: April 2000


                          STATUS OF POSTPETITION TAXES

               Beginning      Amount                                     Ending
                  Tax      Withheld or  Amount     Date   Check No.        Tax
               Liability     Accrued    Paid      Paid     or EFT      Liability
--------------------------------------------------------------------------------
Federal
--------------------------------------------------------------------------------
Withholding         -          -         -                                  -
--------------------------------------------------------------------------------
FICA-Employee       -          -         -                                  -
--------------------------------------------------------------------------------
FICA-Employer       -          -         -                                  -
--------------------------------------------------------------------------------
Unemployment        -          -         -                                  -
--------------------------------------------------------------------------------
Income              -          -         -                                  -
--------------------------------------------------------------------------------
Other:
_____________       -          -         -                                  -
--------------------------------------------------------------------------------
Total Federal
Taxes               -          -         -                                  -
--------------------------------------------------------------------------------

State and Local
--------------------------------------------------------------------------------
Withholding          -         -          -                                 -
--------------------------------------------------------------------------------
Sales                -         -          -                                 -
--------------------------------------------------------------------------------
Excise               -         -          -                                 -
--------------------------------------------------------------------------------
Unemployment         -         -          -                                 -
--------------------------------------------------------------------------------
Real Property        -         -          -                                 -
--------------------------------------------------------------------------------
Personal Property    -         -          -                                 -
--------------------------------------------------------------------------------
Other:
_____________        -         -          -                                 -
--------------------------------------------------------------------------------
Total State and
Local Taxes          -         -          -                                 -
--------------------------------------------------------------------------------
Total Taxes          -         -          -                                 -
--------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                         Number of Days Past Due
                      ----------------------------------------------------------
                      Current    0-30     31-60     61-90    Over 90     Total
--------------------------------------------------------------------------------
Accounts Payable         -                                                 -
--------------------------------------------------------------------------------

Wages Payable            -                                                 -
--------------------------------------------------------------------------------
Taxes Payable            -                                                 -
--------------------------------------------------------------------------------
Rent/Leases-
Building                 -         -                                       -
--------------------------------------------------------------------------------
Rent/Leases-
Equipment                -                                                 -
--------------------------------------------------------------------------------
Secured Debt/
Adequate
Protection
Payments                 -                                                 -
--------------------------------------------------------------------------------
Professional Fees        -                                                 -
--------------------------------------------------------------------------------
Amounts Due to
Insiders*                -                                                 -
--------------------------------------------------------------------------------
Other: Interest on
Tandem Warrants          -                                                 -
--------------------------------------------------------------------------------
Other:
______________           -                                                 -
--------------------------------------------------------------------------------
Total Postpetition
Debts                    -         -          -        -         -         -
--------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts

In re: GTS Limited Partner, Inc.                         Case No. 00-01303 (RRM)
       Debtor                                       Reporting Period: April 2000


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


     Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the
beginning of the reporting period                                           -
--------------------------------------------------------------------------------
Add: Amounts billed during the period                                       -
--------------------------------------------------------------------------------
Less: Amounts collected during the period                                   -
--------------------------------------------------------------------------------
Total Accounts Receivable at the
end of the reporting period                                                 -
--------------------------------------------------------------------------------

     Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0-30 days old                                                              -
--------------------------------------------------------------------------------
31-60 days old                                                             -
--------------------------------------------------------------------------------
61-90 days old
--------------------------------------------------------------------------------
Total Accounts Receivable                                                  -
------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt)
------------------------------------------------------------------------------
Accounts Receivable (Net)                                                  -
------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the                     No
    normal course of business this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other        N/A
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?        Yes
    If no, provide an explanation below.
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and             N/A
    other necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: Apr-00

MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief

Certificates of insurance must name United States Trustees as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of Debtor, the case number, and the designation "Debtor in Possession" Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

                                                 Document            Explanation
REQUIRED DOCUMENTS                              Attached               Attached
--------------------------------------------------------------------------------
12-Month Cash Flow Projection (Form IR-1)          N/A
--------------------------------------------------------------------------------
Certificates of Insurance:
--------------------------------------------------------------------------------
Workers Compensation                               N/A
--------------------------------------------------------------------------------
Property                                           N/A
--------------------------------------------------------------------------------
General Liability                                  N/A
--------------------------------------------------------------------------------

Vehicle                                            N/A
--------------------------------------------------------------------------------
Other:________________                             N/A
--------------------------------------------------------------------------------
Evidence of Debtor in Possession Bank Accounts
--------------------------------------------------------------------------------
Tax Escrow Account                                 N/A
--------------------------------------------------------------------------------
General Operating Account                          N/A
--------------------------------------------------------------------------------
Other: Expense & A/P Trade Account                 N/A
--------------------------------------------------------------------------------
Other: Concentration Account                       N/A
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Debtor

                                       5/19/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Authorized
Individual*

Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor


CASH FLOW PROJECTIONS FOR THE 12 MONTH PERIOD: ___________________________ through __________________________


                  Month    Month    Month    Month    Month    Month    Month    Month    Month    Month    Month    Total
              -------------------------------------------------------------------------------------------------------------
Cash Beginning
of Month
---------------------------------------------------------------------------------------------------------------------------
RECEIPTS
---------------------------------------------------------------------------------------------------------------------------
CASH SALES
---------------------------------------------------------------------------------------------------------------------------
ACCOUNTS
RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------
LOANS AND
ADVANCES
---------------------------------------------------------------------------------------------------------------------------
SALE OF
ASSETS
---------------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
TOTAL
RECEIPTS

DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
NET PAYROLL
---------------------------------------------------------------------------------------------------------------------------
PAYROLL TAXES
---------------------------------------------------------------------------------------------------------------------------
SALES, USE,
AND OTHER
TAXES
---------------------------------------------------------------------------------------------------------------------------
INVENTORY
PURCHASES
---------------------------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES
---------------------------------------------------------------------------------------------------------------------------
INSURANCE
---------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE
& SELLING
---------------------------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------

PROFESSIONAL
FEES
---------------------------------------------------------------------------------------------------------------------------
U.S. TRUSTEE
FEES
---------------------------------------------------------------------------------------------------------------------------
COURT COSTS
---------------------------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW
(RECEIPTS
LESS
DISBURSEMNTS)
---------------------------------------------------------------------------------------------------------------------------
Cash End of
Month
---------------------------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: Apr-00

                            MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                      Form No.      Document      Explanation
                                                      Attached        Attached
--------------------------------------------------------------------------------
Schedule of Cash Receipts
and Disbursements                        MOR-1             N/A
--------------------------------------------------------------------------------
Bank Reconciliation (or
copies of Debtor's bank
reconciliations)                   MOR-1(CONT)             N/A
--------------------------------------------------------------------------------
Copies of bank statements                                  N/A
--------------------------------------------------------------------------------
Cash disbursements journals                                N/A
--------------------------------------------------------------------------------
Statement of Operations                 MOR-2              N/A
--------------------------------------------------------------------------------
Balance Sheet                           MOR-3         Attached
--------------------------------------------------------------------------------
Status of Postpetition Taxes            MOR-4              N/A
--------------------------------------------------------------------------------
Copies of IRS Form 6123
or payment receipt                                         N/A
--------------------------------------------------------------------------------
Copies of tax returns filed
during reporting period                                    N/A
--------------------------------------------------------------------------------
Summary of Unpaid Postpetition
Debts                                   MOR-4              N/A
--------------------------------------------------------------------------------
Listing of aged accounts payable                           N/A
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation
and Aging                               MOR-5              N/A
--------------------------------------------------------------------------------
Debtor Questionnaire                    MOR-5         Included
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Debtor

                                       5/19/2000
-------------------------------------- Date
Signature of Joint Debtor


/s/ Cheryl A. Taylor                   5/19/2000
-------------------------------------- Date
Signature of Authorized
Individual*


Cheryl A. Taylor                       Vice President - Finance & Administration
-------------------------------------- Title of Authorized Individual
Printed Name of Authorized Individual


* Authorized individual must be an officer, director or shareholder if Debtor is a corporation; a partner if Debtor is a partnership; a manager if Debtor is a limited liability company.

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: Apr-00

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                                                    CUMULATIVE FILING TO DATE
--------------------------------------------------------------------------------------------------------------
                        OPER   A/P TRADE  EXPENSE  CONCENTRATION     ACTUAL    PROJECTED    ACTUAL   PROJECTED
--------------------------------------------------------------------------------------------------------------
CASH BEGINNING
OF MONTH                    -       -       -       -                  -
----------------------------------------------------------------------------------------------------------
RECEIPTS
----------------------------------------------------------------------------------------------------------
CASH SALES                                                             -
----------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE                                                    -
----------------------------------------------------------------------------------------------------------
LOANS AND ADVANCES                                                     -
----------------------------------------------------------------------------------------------------------
SALE OF ASSETS                                                         -
----------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                                    -
----------------------------------------------------------------------------------------------------------
TRANSFERS
(FROM DIP ACCTS)                                                       -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS              -       -       -       -                  -
----------------------------------------------------------------------------------------------------------
DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
NET PAYROLL                                                            -
----------------------------------------------------------------------------------------------------------
PAYROLL TAXES                                                          -
----------------------------------------------------------------------------------------------------------
SALES, USE &
OTHER TAXES                                                            -
----------------------------------------------------------------------------------------------------------
INVENTORY PURCHASES                                                    -
----------------------------------------------------------------------------------------------------------
SECURED/RENTAL/LEASES                                                  -
----------------------------------------------------------------------------------------------------------
INSURANCE                                                              -
----------------------------------------------------------------------------------------------------------
ADMINISTRATIVE                                                         -
----------------------------------------------------------------------------------------------------------
SELLING                                                                -
----------------------------------------------------------------------------------------------------------
OTHER
(ATTACH LIST)                                                          -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
OWNER DRAW*                                                            -
----------------------------------------------------------------------------------------------------------
TRANSFERS (TO DIP ACCTS)                                               -
----------------------------------------------------------------------------------------------------------
                                                                       -
----------------------------------------------------------------------------------------------------------
PROFESSIONAL FEES                                                      -
----------------------------------------------------------------------------------------------------------
U.S. TRUSTEE QUARTERLY FEES                                            -
----------------------------------------------------------------------------------------------------------
COURT COSTS                                                            -
----------------------------------------------------------------------------------------------------------
TOTAL
DISBURSEMENTS               -       -       -       -                  -
----------------------------------------------------------------------------------------------------------
NET CASH FLOW               -       -       -       -                  -
(RECEIPTS LESS
DISBURSEMNTS)
----------------------------------------------------------------------------------------------------------
CASH - END
OF MONTH                    -       -       -       -                  -
----------------------------------------------------------------------------------------------------------


                    THE FOLLOWING SECTION MUST BE COMPLETED

              DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY
                    FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                      -
----------------------------------------------------------------------------------------------------------
LESS: TRANSFERS TO DEBTOR IN POSSESSION                                                                  -
ACCOUNTS
----------------------------------------------------------------------------------------------------------
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE                                                               -
SOURCES (ie. from escrow accounts)
----------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S.                                                                 -
TRUSTEE QUARTERLY FEES                                                          --------------------------


In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                           Reporting Period: Apr-00

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliations may be substituted for this page

                                   OPERATING   A/P TRADE  EXPENSE  CONCENTRATION
--------------------------------------------------------------------------------
BALANCE PER BOOKS                          -          -         -          -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE
--------------------------------------------------------------------------------
(+) DEPOSITS IN TRANSIT
--------------------------------------------------------------------------------
(-) OUTSTANDING CHECKS
--------------------------------------------------------------------------------
OTHER
--------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                      -          -         -          -
--------------------------------------------------------------------------------
*Adjusted Bank Balance must
equal balance per books
--------------------------------------------------------------------------------
DEPOSITS
IN TRANSIT   Date    Amount   Date    Amount    Date      Amount    Date  Amount
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
CHECKS
OUTSTANDING   Ch#    Amount    Ch#    Amount     Ch#      Amount     Ch#  Amount
           ---------------------------------------------------------------------
                                                 List
                                                 Attached
           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

           ---------------------------------------------------------------------

OTHER:
________________________________________________________________________________
________________________________________________________________________________

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                       Reporting Period: April 2000

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                                                    Cumulative
REVENUES                                               Month      Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                          -                 -
--------------------------------------------------------------------------------
Less: Returns and Allowances                            -                 -
--------------------------------------------------------------------------------
Net Revenue                                             -                 -
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                                     -                 -
--------------------------------------------------------------------------------
Add: Purchases                                          -                 -
--------------------------------------------------------------------------------
Add: Cost of Labor                                      -                 -
--------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                      -                 -
--------------------------------------------------------------------------------
Less: Ending Inventory                                  -                 -
--------------------------------------------------------------------------------
Cost of Goods Sold                                      -                 -
--------------------------------------------------------------------------------
Gross Profit                                            -                 -
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                             -                 -
--------------------------------------------------------------------------------
Auto and Truck Expense                                                    -
--------------------------------------------------------------------------------
Bad Debts                                                                 -
--------------------------------------------------------------------------------
Contributions                                                             -
--------------------------------------------------------------------------------
Employee Benefits Program                               -                 -
--------------------------------------------------------------------------------
Insider Compensation*                                   -                 -
--------------------------------------------------------------------------------
Insurance                                               -                 -
--------------------------------------------------------------------------------
Management Fees/Bonuses
--------------------------------------------------------------------------------
Office Expense                                                            -
--------------------------------------------------------------------------------
Pension and Profit-Sharing Plans                                          -
--------------------------------------------------------------------------------
Repairs and Maintenance                                 -                 -
--------------------------------------------------------------------------------
Rent and Lease Expense                                  -                 -
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                               -                 -
--------------------------------------------------------------------------------
Supplies                                                -                 -
--------------------------------------------------------------------------------
Taxes - Payroll                                         -                 -
--------------------------------------------------------------------------------
Taxes - Real Estate                                     -                 -
--------------------------------------------------------------------------------
Taxes - Other                                           -                 -
--------------------------------------------------------------------------------
Travel and Entertainment                                -                 -
--------------------------------------------------------------------------------
Utilities                                               -                 -
--------------------------------------------------------------------------------
Other (attach schedule)                                 -                 -
--------------------------------------------------------------------------------
Total Operating Expenses
Before Depreciation                                     -                 -
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                     -                 -
--------------------------------------------------------------------------------
Profit (Loss) Before Other Income & Expenses            -                 -
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                          -                 -
--------------------------------------------------------------------------------
Interest Expense                                        -                 -
--------------------------------------------------------------------------------
Other Expense (attach schedule)                         -                 -
--------------------------------------------------------------------------------

REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                       -                 -
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                               -
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from
Chapter 11 (see continuation sheet)                                       -
--------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                      -                 -
--------------------------------------------------------------------------------
Other Reorganization Expenses
(attach schedule)                                       -                 -
--------------------------------------------------------------------------------
Total Reorganization Expenses                           -                 -
--------------------------------------------------------------------------------
Income Taxes                                            -                 -
--------------------------------------------------------------------------------
Net Profit (Loss)                                       -                 -
--------------------------------------------------------------------------------

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                       Reporting Period: April 2000

                  STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER ACTIVITY                             MONTH        CUMULATIVE
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Other Costs
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Other Operational Expenses
--------------------------------------------------------------------------------

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Total                                                     -                  -
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Other Income
-------------------------------------------------------------------------------

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Total                                                     -                  -
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Other Expense
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Other Reorganization Expenses
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In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                      Reporting Period: April 2000


                                  BALANCE SHEET

ASSETS                           BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH             PETITION DATE
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CURRENT ASSETS
--------------------------------------------------------------------------------
Unrestricted Cash and Equivalents              176.00                    176.00
--------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents
(see continuation sheet)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                           -                         -
--------------------------------------------------------------------------------
Notes Receivable
--------------------------------------------------------------------------------
Inventories                                         -                         -
--------------------------------------------------------------------------------
Prepaid Expenses
--------------------------------------------------------------------------------
Professional Retainers                              -                         -
--------------------------------------------------------------------------------
Other Current Assets (attach schedule)
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           176.00                    176.00
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PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------
Real Property and Improvements                      -                         -
--------------------------------------------------------------------------------
Machinery and Equipment
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Furniture, Fixtures and Office Equipment            -                         -
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Leasehold Improvements
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Vehicles
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Less Accumulated Depreciation                       -                         -
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TOTAL PROPERTY AND EQUIPMENT                        -                         -
--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Loans to Insiders *
--------------------------------------------------------------------------------
Other Assets (attach schedule)          (1,150,464.06)            (1,150,464.06)
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                      (1,150,464.06)            (1,150,464.06)
--------------------------------------------------------------------------------
TOTAL ASSETS                            (1,150,288.06)            (1,150,288.06)
--------------------------------------------------------------------------------

LIABILITIES AND OWNER EQUITY    BOOK VALUE AT END OF CURRENT      BOOK VALUE ON
                                       REPORTING MONTH            PETITION DATE
--------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO
COMPROMISE (Postpetition)
--------------------------------------------------------------------------------
Merchandise Payable                                -
--------------------------------------------------------------------------------
Accounts Payable                                   -                         -
--------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                -                         -
--------------------------------------------------------------------------------
Wages Payable                                      -                         -
--------------------------------------------------------------------------------
Notes Payable                                      -                         -
--------------------------------------------------------------------------------
Rent/Leases - Building/Equipment
--------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments          -
--------------------------------------------------------------------------------
Professional Fees
--------------------------------------------------------------------------------
Amounts Due to Insiders*
--------------------------------------------------------------------------------
Other Postpetition Liabilities
(attach schedule)                                  -                         -
--------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                     -                         -
--------------------------------------------------------------------------------

LIABILITIES SUBJECT TO COMPROMISE
(Pre-Petition)
--------------------------------------------------------------------------------
Secured Debt                                       -                         -
--------------------------------------------------------------------------------
Priority Debt
--------------------------------------------------------------------------------
Unsecured Debt                                     -                         -
--------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                     -                         -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL LIABILITIES                                  -                         -
--------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------
Capital Stock                                 190.00                     190.00
--------------------------------------------------------------------------------
Additional Paid-In Capital                (13,159.28)                (13,159.28)
--------------------------------------------------------------------------------
Partners' Capital Account                          -                         -
--------------------------------------------------------------------------------
Owner's Equity Account                             -
--------------------------------------------------------------------------------
Retained Earnings - Pre-Petition       (1,137,318.78)             (1,137,318.78)
--------------------------------------------------------------------------------
Retained Earnings - Postpetition                   -
--------------------------------------------------------------------------------
Adjustments to Owner Equity
(attach schedule)
--------------------------------------------------------------------------------
NET OWNER EQUITY                       (1,150,288.06)             (1,150,288.06)
--------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY   (1,150,288.06)             (1,150,288.06)
--------------------------------------------------------------------------------

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                       Reporting Period: April 2000


                       Balance Sheet - continuation sheet

                            Book Value at end of                   Book Value
     Assets               Current Reporting Month              on Petition Date
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Other Current Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Assets
--------------------------------------------------------------------------------
Investment in TGTS Partners      (790,098.80)                    (790.098.80)
--------------------------------------------------------------------------------

Investment in GTS Ltd.
Ptr. Inc.                        (360,365.26)                    (360,365.26)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                          (1,150,464.06)                  (1,150,464.06)
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Liabilities and             Book Value at end of                  Book Value
Owners Equity             Current Reporting Month              on Petition Date
--------------------------------------------------------------------------------
Other Postpetition
Liabilities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Total                               -                                 -
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Adjustments to
Owner's Equity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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Postpetition Contributions
(Distributions) (Draws)
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In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                       Reporting Period: April 2000


                          STATUS OF POSTPETITION TAXES

               Beginning      Amount                                     Ending
                  Tax      Withheld or  Amount     Date   Check No.        Tax
               Liability     Accrued    Paid      Paid     or EFT      Liability
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Federal
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Withholding         -          -         -                                  -
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FICA-Employee       -          -         -                                  -
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FICA-Employer       -          -         -                                  -
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Unemployment        -          -         -                                  -
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Income              -          -         -                                  -
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Other:
_____________       -          -         -                                  -
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Total Federal
Taxes               -          -         -                                  -
--------------------------------------------------------------------------------

State and Local
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Withholding          -         -          -                                 -
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Sales                -         -          -                                 -
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Excise               -         -          -                                 -
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Unemployment         -         -          -                                 -
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Real Property        -         -          -                                 -
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Personal Property    -         -          -                                 -
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Other:
_____________        -         -          -                                 -
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Total State and
Local Taxes          -         -          -                                 -
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Total Taxes          -         -          -                                 -
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                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

                                      Number of Days Past Due
                      ----------------------------------------------------------
                      Current    0-30     31-60     61-90    Over 90     Total
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Accounts Payable         -                                                 -
--------------------------------------------------------------------------------

Wages Payable            -                                                 -
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Taxes Payable            -                                                 -
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Rent/Leases-
Building                 -         -                                       -
--------------------------------------------------------------------------------
Rent/Leases-
Equipment                -                                                 -
--------------------------------------------------------------------------------
Secured Debt/
Adequate
Protection
Payments                 -                                                 -
--------------------------------------------------------------------------------
Professional Fees        -                                                 -
--------------------------------------------------------------------------------
Amounts Due to
Insiders*                -                                                 -
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Other: Interest on
Tandem Warrants          -                                                 -
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Other:
______________           -                                                 -
--------------------------------------------------------------------------------
Total Postpetition
Debts                    -         -          -        -         -         -
--------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts

In re: The GTS Partner, Inc.                             Case No. 00-01304 (RRM)
       Debtor                                       Reporting Period: April 2000



                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


     Accounts Receivable Reconciliation                                  Amount
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Total Accounts Receivable at the
beginning of the reporting period                                           -
--------------------------------------------------------------------------------
Add: Amounts billed during the period                                       -
--------------------------------------------------------------------------------
Less: Amounts collected during the period                                   -
--------------------------------------------------------------------------------
Total Accounts Receivable at the
end of the reporting period                                                 -
--------------------------------------------------------------------------------

     Accounts Receivable Aging                                           Amount
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0-30 days old                                                              -
--------------------------------------------------------------------------------
31-60 days old                                                             -
--------------------------------------------------------------------------------
61-90 days old
--------------------------------------------------------------------------------
Total Accounts Receivable                                                  -
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Amount considered uncollectible (Bad Debt)
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Accounts Receivable (Net)                                                  -
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                              DEBTOR QUESTIONNAIRE

Must be completed each month                                    Yes          No
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1.  Have any assets been sold or transferred outside the                     No
    normal course of business this reporting period?
    If yes, provide an explanation below.
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2.  Have any funds been disbursed from any account other        N/A
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.
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3.  Have all postpetition tax returns been timely filed?        Yes
    If no, provide an explanation below.
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4.  Are workers compensation, general liability and             N/A
    other necessary insurance coverages in effect?
    If no, provide an explanation below.
--------------------------------------------------------------------------------